BBH TRUST

BBH LIMITED DURATION FUND

CLASS N SHARES (BBBMX)

CLASS I SHARES (BBBIX)

SUPPLEMENT DATED DECEMBER 20, 2019 TO THE

PROSPECTUS

DATED FEBRUARY 28, 2019

The following information rescinds and replaces the supplement to the prospectus dated October 9, 2019. It further supplements and, to the extent inconsistent therewith, supersedes certain information in the BBH Limited Duration Fund prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the prospectus.

I.	The first paragraph under Principal Investment Strategies on page 5 is deleted in its entirety and replaced with the following paragraph:

The Fund seeks to achieve its investment objective by investing in a well-diversified portfolio of durable, performing fixed income instruments. These investments will be primarily focused in asset-backed securities, notes and bonds issued by domestic and foreign corporations and financial institutions and U.S. Government, government agencies and government guaranteed issuers. The Fund may purchase mortgage-backed securities and sovereign debt when the investment adviser believes that the additional returns from these securities justify the risk of allocations to these asset classes.

II.	The first paragraph under Principal Investment Strategies on page 13 is deleted in its entirety and replaced with the following paragraph:

The Investment Adviser will invest the assets of the Fund in a well-diversified portfolio of durable, performing fixed income instruments. These investments will be primarily focused in asset-backed securities, notes and bonds issued by domestic and foreign corporations and financial institutions and U.S. Government, government agencies and government guaranteed issuers. The Fund may purchase mortgage backed securities, and sovereign debt when the Investment Adviser believes that the additional income from these securities justifies the higher risk of allocations to these asset classes. The Fund may invest in money market instruments, repurchase agreements and derivative instruments to meet its investment objective.

III.	The following paragraph is added under the Principal Risks of the Fund beginning on pages 5 and 16:

Asset-Backed Securities (“ABS”) Risk:

Credit risk is an important issue in ABS because of the significant credit risks inherent in the underlying collateral and because issuers are primarily private entities. Credit risk arises from losses due to defaults by the borrowers in the underlying collateral or the issuer’s or servicer’s failure to perform. Market risk arises from the cash-flow characteristics of the security, which for many ABS tend to be predictable. The greatest variability in cash flows comes from credit performance, including the presence of early amortization or acceleration features designed to protect the investor if credit losses in the portfolio rise well above expected levels. Interest rate risk arises for the issuer from the relationship between the pricing terms on the underlying collateral and the terms of the rate paid to security holders. ABS also are subject to the risk that a change in interest rates may influence the pace of prepayments of the underlying securities which, in turn, affects yields on an absolute basis. Liquidity risk can arise from increased perceived credit risk. Illiquidity can also become a significant problem if concerns about credit quality, for example, lead investors to avoid the securities issued by the relevant special-purpose entity. Operations risk arises through the potential for misrepresentation of asset quality or terms by the originating institution, misrepresentation of the nature and current value of the assets by the servicer and inadequate controls over disbursements and receipts by the servicer. Structural risk may arise through investments in ABS with structures (for example, the establishment of various security tranches) that are intended to reallocate the risks entailed in the underlying collateral (particularly credit risk) in ways that give certain investors less credit risk protection (i.e., a lower priority claim on the cash flows from the underlying pool of assets) than others. As a result, such securities have a higher risk of loss as a result of delinquencies or losses on the underlying assets.

IV.	The performance bar chart in the Fund Performance section of the prospectus on page 10 is deleted in its entirety and replaced with the following:

Total Return for Class I Shares (% Per Calendar Year)

Highest Performing Quarter: 2.70% in 3rd quarter of 2009

Lowest Performing Quarter: (0.53%) in 3rd quarter of 2015

V.	The table in the Fund Performance section of the prospectus captioned “Average Annual Total Returns (through December 31, 2018)” on page 11 is deleted in its entirety and replaced with the following:

Class N Shares	1 Year	5 Years	10 Years

Return Before Taxes	1.99%	1.54%	2.27%
Return After Taxes on Distributions	0.93%	0.69%	1.47%
Return After Taxes on Distributions and Sale of Fund Shares	1.17%	0.79%	1.43%

Class I Shares

Return Before Taxes	2.07%	1.72%	2.44%

Barclays Capital U.S. 1-3 Year Treasury Bond Index
(reflects no deduction for fees, expenses or taxes)	1.56%	0.81%	0.96%

Reference Benchmark (an unmanaged weighted index comprised as follows: 40% Bloomberg Barclays Short-Term Corporate Index; 40% Bloomberg Barclays US Aggregate ABS Index; and 20% Bloomberg Barclays US Treasury Bills Index)	2.12%	1.48%	2.66%

VI.	The Investment Minimum section of the prospectus on page 29 is deleted in its entirety and replaced with the following:

Investment Minimums*

Minimum initial and subsequent purchase amounts vary depending on the class of shares you buy.

	Class N	Class I**
Initial Purchases	$5,000	$50,000
Subsequent Purchases	$1,000	$ 5,000

 * The Fund may change these investment minimums from time to time. A Financial Intermediary may also establish and amend, from time to time, minimum initial and/or subsequent purchase requirements for its customers. The Fund may waive the initial and subsequent investment minimums for purchases by financial intermediaries.

** The Fund has waived the investment minimums for all BBH&Co. Partners, employees, Fund Trustees and their respective family members, who wish to invest in the Fund’s Class I Shares.

VII.	As of April 30, 2019, the Dividends and Distributions section of the prospectus on page 32 is deleted in its entirety and replaced with the following:

Dividends and Distributions

The Fund declares dividends daily, distributes net investment income monthly and net realized gains, if any, annually. The Fund may pay additional distributions and dividends at other times, if necessary for the Fund to avoid federal income or excise tax. The Fund expects distributions to be primarily from income.

Shares normally begin to earn dividends on the business day after payment is received in good order by the Fund’s transfer agent. Shares earn dividends through the date of a redemption. Shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. If you redeem all of your shares at any time during the month, you will receive all dividends earned through the date of redemption. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

Unless a shareholder whose shares are held directly in the shareholder’s name on the books of the Fund elects to have dividends and capital gains distributions paid in cash, the Fund automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.